                                                              EXHIBIT 10.10

[Confidential treatment has been requested for portions of this exhibit, the confidential portions have been redacted and are denoted by [**]. The confidential portions have been separately filed with the commission.]

                         TECHNOLOGY TRANSFER AGREEMENT


          THIS TECHNOLOGY TRANSFER AGREEMENT (the "Agreement") is made and entered into, effective May 19, 1995 ("Effective Date"), by and between Suat Yeldener Ph.D. ("Yeldener"), who resides at 58 - 14 Fox Run Drive, Plainsboro, New Jersey 08536, and Voxware, Inc. ("Voxware") a Delaware corporation having its principal place of business at 172 Tamarack Circle, Skillman, N.J. 08558.

                                   WITNESSETH

          WHEREAS, Yeldener is the inventor, developer, and owner of the Technology as that term is defined and described on Schedule 1; and
                                                    ----------

          WHEREAS, Yeldener wishes to assign to Voxware and Voxware wishes to acquire all right, title and interest in and to the Technology;

          NOW, THEREFORE, in consideration of the mutual promises and obligations set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by this Agreement, Voxware and Yeldener agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

          1.1 "Agreement" has the meaning given that term in the first paragraph of this Technology Transfer Agreement.

          1.2  "Bonus Date" shall mean the later of (i) the Ownership Date and
(ii) the date Voxware notifies Yeldener that it has finished its due diligence and has, in its sole discretion, determined that the Technology does not infringe any third party's intellectual property rights.

          1.3 "Bonus Options" has the meaning given that term in Section 3.2.

          1.4 "Effective Date" has the meaning given that term in the first paragraph of this Agreement.

          1.5 "Ownership Date" shall mean the date on which counsel for Voxware determines that Yeldener has provided evidence satisfactory to counsel for Voxware that Yeldener has title to and owns the Technology.

          1.6 "Purchase Option" has the meaning given that term in Section 3.1.

          1.7 "Technology" has the meaning given to that term in Schedule 1.
                                                                 ----------

          1.8 "Voxware" has the meaning given that term in the first paragraph of this Agreement.

          1.9 "Yeldener" has the meaning given that term in the first paragraph of this Agreement.

                                   ARTICLE 2

                            Conveyance of Technology
                            ------------------------

          2.1 Effective as of the Effective Date, Yeldener hereby assigns, transfers and conveys to Voxware all of his right, title and interest throughout the world in and to the Technology.

          2.2 At the request of Yeldener, Voxware in its sole discretion, and on terms satisfactory to Voxware, may grant Yeldener a limited, non-exclusive license to use the Technology for research purposes only; it being understood by Yeldener that any such license shall prevent him from using the Technology for commercial purposes.

                                   ARTICLE 3

                                 Consideration
                                 -------------

          3.1 Subject to the terms and conditions set forth in this Agreement and if Yeldener provides evidence satisfactory to counsel for Voxware that Yeldener owns the Technology, Voxware shall issue to Yeldener on the Ownership Date, options (the "Purchase Options") to purchase an aggregate of 25,000 shares of common stock, $.001 par value, of Voxware. The agreement for the Purchase Options is attached hereto as Exhibit A. Subject to the terms of the option
                              ---------
agreement, the Purchase Options shall be exercisable for a ten-year period commencing on the Effective Date and shall have an exercise price of $0.75 (U.S.) per share.

          3.2 Subject to the terms and conditions of this Agreement and if: (i) Yeldener provides evidence satisfactory to counsel for Voxware that Yeldener owns the Technology, and (ii) patent counsel for Voxware renders an opinion that the principal components of the Technology do not infringe any third party's intellectual property rights, and (iii) Voxware reasonably believes it can use the principal components of the Technology without infringing third parties rights; then Voxware shall issue to Yeldener on the Bonus Date, options (the "Bonus Options") to purchase an aggregate of 25,000 shares of common stock, $.001 par value, of Voxware. The agreement for the Bonus Options shall be substantially the same as the agreement attached hereto as Exhibit A (except for
                                                           ---------
the period during which the Bonus Options are exercisable). Subject to the terms of the option agreement, the Bonus Options shall be exercisable for the period commencing on the Bonus Date and ending on the date which is ten years from the Effective Date, and shall have an exercise price of $0.75 (U.S.) per share.

                                   ARTICLE 4

                                  Termination
                                  -----------

          4.1 Voxware may terminate this Agreement at any time prior to the Ownership Date by giving Yeldener written notice of termination.

                                   ARTICLE 5

                         Warranties and Representations
                         ------------------------------

          5.1 Yeldener represents and warrants to Voxware that:

              (a) Other than the potential claims of Surrey University, he is the owner and inventor of the Technology and that he has not taken the proprietary or confidential ideas or concepts from any third person or party, that he is entitled to enter this Agreement and convey the rights granted hereunder;

              (b) Other than the potential claims of Surrey University and the assignments set forth herein, the Technology is free and clear of all liens, encumbrances, pledges, options, restrictions or licenses;

              (c) The use of the Technology does not infringe any patent, trademark or copyright belonging to Yeldener (other than those assigned hereunder) nor has it been misappropriated nor is there any misuse by Yeldener of trade secret, know-how or confidential information of another.

          5.2  Voxware represents and warrants to Yeldener that:

               (a) It is a corporation duly organized under the laws of the State of Delaware;

               (b)  It is qualified to do business in good standing in New
                    Jersey;

               (c) Its execution, delivery and performance of this Agreement and the consideration herein set forth have been duly authorized by all necessary corporate action; and

               (d) The shares have been duly authorized and upon issuance pursuant to the terms hereof and for the consideration herein set forth will be validly issued, fully paid and non-assessable.

                                   ARTICLE 6

                                   Indemnity
                                   ---------

          6.1 Voxware agrees to indemnify and hold Yeldener harmless from any liabilities, costs and expenses (including attorney's fees and expenses), obligations or causes of action arising out of or related to any breach of the representations and warranties made by Voxware herein.

          6.2 Yeldener agrees to indemnify and hold Voxware and its officers, trustees, employees, agents and representatives harmless from any liabilities, costs and expenses (including attorney's fees and expenses), obligations or causes of action arising out of or related to any breach of the representations and warranties made by Yeldener herein.

                                   ARTICLE 7

                        Protection of Technology Rights
                        -------------------------------

          7.1 Yeldener shall cooperate with Voxware to whatever extent necessary to secure the protection of Voxware's rights in the Technology, including providing any necessary assistance to secure copyright, trademark or patent protection.

          7.2 Yeldener shall use all reasonable efforts to keep confidential the Technology and any documentation, representation, or manifestation of the Technology. This confidentiality requirement shall not apply to information which:

               (a) Is disclosed in a publicly available document or is or becomes part of the public domain through no fault of Yeldener; or

               (b) Is disclosed to Yeldener by an unrelated third party not subject to an obligation of confidentiality to Voxware; or

               (c) Is required by law or court or governmental order to be disclosed; provided that Yeldener shall not disclose such information prior to giving Voxware reasonable notice to afford Voxware an opportunity to object to such disclosure.

                                   ARTICLE 8

                         Independent Contractor Status
                         -----------------------------

     8.1 Yeldener and Voxware acknowledge and agree that Yeldener is a full time employee of Voxware, that Yeldener developed the Technology as an independent contractor prior to his employment with Voxware, that nothing in the relationship between Yeldener and Voxware related to the Technology shall be construed to create now or in the future any other relationship, including any joint venture, partnership, fiduciary relationship, or similar relationship between the parties. Nothing herein contained shall be construed to grant Yeldener any right to continued employment or to determine Yeldener's wages or salary or any other benefits of employment.

                                   ARTICLE 9

                              Miscellaneous Terms
                              -------------------

     9.1 At any time upon the request of Voxware and Without further consideration, Yeldener shall, and shall cause his trustees, employees, agents, and affiliates to, execute and deliver any and all papers, including assignments, and such other instruments of conveyance and transfer, and do any and all other lawful acts that may be desirable in the opinion of Voxware to secure, establish and maintain title in Voxware, its successors and assigns, to the Technology, and give Voxware, its successors and assigns, the full benefit of the assignments set forth herein, including cooperation and execution of all papers and doing all other acts that may be necessary to prepare, procure or enforce any United States or foreign patent or copyright registration on any of the Technology.

     9.2 This Agreement is binding upon and shall inure to the benefit of Voxware's and Yeldener's legal representatives, administrators and successors.

     9.3 Each party is responsible for its own expenses related to the execution of this Agreement.

     9.4 This Agreement is governed by and shall be construed according to the laws of the State of New Jersey.

     9.5 The terms of this Agreement including the attached schedules constitute the entire agreement between the parties and supersede all previous communications, written or oral, related to the subject matter of this document. Neither Yeldener nor Voxware is bound by any previous agreement or understanding related to the subject matter of this Agreement.

     9.6 No amendment or modification to this Agreement is effective unless in writing and signed by authorized representatives of Yeldener and Voxware.

     9.7 Any notice required under this Agreement to be given by Yeldener to Voxware or by Voxware to Yeldener shall be by registered or certified mail to the address indicated below or to such other address as that party may designate by such notice.

     IN WITNESS OF THIS AGREEMENT, Yeldener and Voxware have executed this Agreement in multiple originals by their authorized officers and representatives.


SUAT YELDENER                    VOXWARE, INC.



/s/ Suat Yeldener                 By /s/ Kenneth H. Traub
- -----------------------------        -----------------------------
       Suat Yeldener                 Kenneth H. Traub
                                     Executive Vice President and
                                     Chief Financial Officer

                                  Schedule 1.

                         Description of the Technology
                         -----------------------------


        [**]

                                   Appendix A

                             STOCK OPTION AGREEMENT

                                 VOXWARE, INC.

                             STOCK OPTION AGREEMENT
                             ----------------------

          This AGREEMENT is made and entered into, effective May 19,1995, by and between VOXWARE, INC., a Delaware corporation (the "Company") and Suat Yeldener Ph.D. (the "Optionee").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Company desires to grant to the Optionee and the Optionee desires to accept an option to purchase shares of common stock, $.001 par value, of the Company (the "Common Stock") upon the terms and conditions set forth in this agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          1.  Grant.  The Company hereby grants to the Optionee an option to
              -----
purchase 25,000 shares of Common Stock, at a purchase price per share of $0.75. This option is intended to be treated as an option which does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.  Exercise.  Except as specifically provided otherwise herein, the
              --------
Option will be exercisable at any time after the date hereof until termination. The option may be exercised in whole or in part by delivering to the Secretary of the Company (a) a written notice specifying the number of shares to be purchased, and (b) payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any income tax withholding obligations with respect to the exercise (unless other arrangements acceptable to the Company are made for the satisfaction of such withholding obligations). The exercise price shall be payable in cash or by bank or certified check. The Company may (in its sole and absolute discretion) permit all or part of the exercise price to be paid with previously-owned shares of Common Stock, or in installments (together with interest) evidenced by the Optionee's secured promissory note.

          3.  Termination.  Unless sooner terminated, to the extent not sooner
              -----------
exercised, the Option will terminate on May 19, 2005 and may not be exercised under any circumstances thereafter.

          4.  Rights as Stockholder.  No shares of Common Stock shall be sold
              ---------------------
or delivered hereunder until full payment for such shares has been made (or, to the extent payable in installments, provided for). The Optionee shall have no rights as a stockholder with respect to any shares covered by the option until a stock certificate for such shares is issued to the Optionee. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

          5.  Nontransferability.  The option is not assignable or transferable
              ------------------
except upon the Optionee's death to a beneficiary designated by the Optionee or, if no designated beneficiary shall survive the Optionee, pursuant to the Optionee's will and/or the laws of descent and distribution. During an Optionee's lifetime, the option may be exercised only by the Optionee or the Optionee's guardian or legal representative.

          6.  Securities Registration Required.  Notwithstanding anything
              --------------------------------
herein to the contrary, the option may not be exercised unless and until such time, if at all, as a registration statement covering the shares of Common Stock issuable upon exercise of the option granted hereunder is filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          7.  Change in Control; Capital Changes.
              ----------------------------------

              (a) In the event of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors of the Company to the number and option exercise price per share of Common Stock which may be purchased under the option. In the case of a merger, consolidation or similar transaction which results in a replacement of the Company's Common Stock and stock of another corporation, the Company will make a reasonable effort, but shall not be required, to replace the option granted hereunder with comparable options to purchase the stock of such other corporation.

              (b) In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

              (c) All adjustments under this Section 7 shall be made by the Board of Directors of the Company, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          8. No Employment Rights. Nothing in this agreement shall give the Optionee any right to continue in the employ or service of the Company or a subsidiary thereof, or interfere in any way with the right of the Company or a subsidiary thereof to terminate the employment or service of the Optionee.

          9.  Miscellaneous.
              -------------

              (a) This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

              (b) This agreement shall be governed by and construed in accordance with the laws of the State of Delaware. This agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be modified except by written instrument executed by the parties.

               IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.


SUAT YELDENER                     VOXWARE, INC.



/s/ Suat Yeldener                 By /s/ Kenneth H. Traub
- -----------------------------        -----------------------------
      Suat Yeldener                  Kenneth H. Traub
                                     Executive Vice President and
                                     Chief Financial Officer